SAb BIOTHERAPEUTICS

ADVANCING POWERFUL NEW CLASS OF IMMUNOTHERAPEUTIC ANTIBODIES

JUNE 2021

Legal Disclaimer

About this Presentation

This presentation is for informational purposes only to assist interested parties in making their own evaluation with respect to the Proposed Business Combination (the "Proposed Business Combination") between Big Cypress Acquisition Corp. ("Big Cypress") and SAB Biotherapeutics, Inc. ("SAB") and for no other purpose. The information contained herein is not all inclusive and none of Big Cypress, SAB or their affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this presentation. Viewers of this presentation should make their own evaluation of SAB and accuracy of the information contained in this presentation and should make such other evaluation as they believe to be appropriate.

Important Information and Where to Find It

Big Cypress intends to file with the SEC a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and preliminary proxy statement. The Company will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Big Cypress will send to its stockholders in connection with the Proposed Business Combination. Investors and stockholders of Big Cypress are advised to read, when available, the proxy statement/prospectus in connection with Big Cypress' solicitation of proxies for its special meeting of stockholders to be held to approve the Proposed Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Proposed Business Combination and the parties to the Proposed Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of Big Cypress as of a record date to be established for voting on the Proposed Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC's website www.sec.gov or by directing a request to ir@bigcypressaccorp.com.

Participants in the Solicitation

Big Cypress, SAB and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Big Cypress stockholders in connection with the Proposed Business Combination. Investors and stockholders may obtain more detailed information regarding the names and interests in the Proposed Business Combination of Big Cypress' directors and officers in Big Cypress' filings with the SEC including the Registration Statement to be filed with the SEC by Big Cypress, which will include the proxy statement of Big Cypress for the Proposed Business Combination, and such information and names of SAB's directors and executive officers will also be in the Registration Statement filed with the SEC by Big Cypress, which will include the proxy statement of Big Cypress for the Proposed Business Combination.

Non-Solicitation

This presentation is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Big Cypress, the combined company or SAB Biotherapeutics, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Special Note Regarding Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook" and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events and other statements that are not historical facts. These statements are based on the current expectations of Big Cypress and SAB's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Big Cypress and SAB. These statements are subject to a number of risks and uncertainties and actual results may differ materially. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Big Cypress and SAB presently do not know or that Big Cypress and SAB currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide Big Cypress and SAB's expectations, plans or forecasts of future events and views as of the date of this communication. Big Cypress and SAB anticipate that subsequent events and developments will cause Big Cypress and SAB's assessments to change. However, while Big Cypress and SAB may elect to update these forward-looking statements at some point in the future, Big Cypress and SAB specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Big Cypress and SAB's assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements

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Forward Looking Statements

The material in this presentation has been prepared by SAB Biotherapeutics, Inc. (SAB) and is general background information about SAB's activities current as of the date of this presentation. This information is given in summary form and is not intended to be complete. Information in this presentation, including financial forecasts, should not be considered advice or a recommendation to investors or potential investors in relation to holding, purchasing or selling securities or other financial products or instruments and does not take into account any particular investment objectives, financial situation or needs.

This presentation may contain forward looking statements including statements regarding our intent, belief or current expectations with respect to SAB's businesses and operations, market conditions, results of operations and financial condition, capital adequacy, specific provisions and risk management practices. Readers are cautioned not to place undue reliance on these forward-looking statements. SAB does not undertake any obligation to update any information herein for any reason or to publicly release the result of any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events. While due care has been used in the preparation of forecast information, actual results may vary in a materially positive or negative manner and the presentation may contain errors or omissions. Forecasts and hypothetical examples are subject to uncertainty and contingencies outside SAB's control. Past performance is not a reliable indication of future performance.

Unless otherwise specified, information is current at the date hereof, unless specifically noted.

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Transaction Summary

Transaction Highlights	
Transaction Overview	• Big Cypress Acquisition Corp. (Nasdaq: BCYP) is a Life Sciences focused publicly traded Special Purpose Acquisition Company (SPAC) with ~$116 million in cash to be deployed • BCYP has entered into an agreement to combine with SAB Biotherapeutics (SAB) • The transaction is expected to provide SAB with ~$118 million pro-forma cash (assuming no redemptions) to provide cash runway into end of 2023 • Transaction expected to close Q4 2021
Valuation / Pro Forma Ownership	• Implies a ~$325 million post-merger enterprise value • 68% of SAB rollover shareholders, 26% public shareholders, 6% SPAC sponsor
Earnout Incentive Structure	• 0.59 million Big Cypress earnout shares and 12.0 million SAB earnout shares • All subject to vesting in four equal tranches at $15.00, $20.00, $25.00 and $30.00 per share
Other	• The board of SAB Biotherapeutics Inc. from and after the Closing will consist of seven persons, five of whom will be selected by the current board of directors of SAB and two from Big Cypress, who will be Samuel J. Reich and Jeffrey Spragens • The Board of Directors will have at least four independent directors and all matters will be decided by a majority vote • There is no minimum cash closing condition

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SAB Biotherapeutics Investment Overview

- **Clinical-stage, de-risked human polyclonal antibody platform applicable to broad range of indications**
  - Significant potential clinical advantages over monoclonal antibodies and animal-derived polyclonal antibodies
  - Applicable to diverse therapeutic areas (TA) including autoimmune disorders, oncology, infectious disease and inflammation
  - Multiple clinical-stage programs addressing diseases with high unmet needs
  - Awarded ~$250M from government and global pharma collaboration sources
- **Leveraging genetically-engineered cows for targeted, rapid production of fully-human, highly-potent polyclonal antibodies at scale**
  - Transchromosomic (Tc) bovine herds produce fully-human antibodies validated by significant body of clinical and preclinical data
  - Demonstrated human safety and tolerability with potential for multi-dosing and multiple routes of administration
  - Proven efficacy against mutational drift/variant escape, potential to simultaneously address multiple targets
  - Enables reliable, controlled, consistent production of diverse, high-titer, high-avidity human antibodies
  - Highly-scalable production, with demonstrated ability to rapidly advance from concept to clinic
  - Well-established and understood biologics regulatory pathway through FDA-CBER
- **Experienced management team and outstanding Scientific Advisory Board**
- **Near-term inflection points represent attractive investment opportunity**
  - Anticipated proceeds from SPAC combination expected to support development through multiple catalysts
  - Multiple catalysts including clinical data read-outs in 2021 and 2022 represent potential value inflection events
  - Potential broad opportunities in new product development, rapid response and discovery collaborations

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Highly-Experienced Management Team



Eddie J. Sullivan, PhD
PRESIDENT & CEO / CO-FOUNDER
- 20 years new technology development
- 25+ years biotech
- Former Japanese pharma
- BIO Executive Committee
- Reproductive physiologist



Charles Randall, Jr., MBA
CHIEF STRATEGY OFFICER
- Organizational structuring
- Corporate development
- Business strategy
- Asset management
- Market Intelligence



Kipp Erickson, PhD
CHIEF OPERATING OFFICER
- 30+ years global pharma
- Human & animal drug discovery
- Product development
- Respiratory scientist



Tim Cunningham, MBA, CPA
ACTING CHIEF FINANCIAL OFFICER
- 30+ years tech and biotech
- Danforth Advisors CFO
- IPOs, most recent Organogenesis
- Proven track record of driving growth
- Strategic financial , accounting and planning



Rick Finnegan
CHIEF BUSINESS OFFICER
- Business development & program management
- 35+ years pharma
- Market development and new product launch



Christoph Bausch, PhD, MBA
CHIEF SCIENCE OFFICER
- 15+ years platform technology commercialization
- Sigma Aldrich
- Stowers Institute Postdoc



Melissa Ullerich
CHIEF CORPORATE COMMUNICATIONS & INVESTOR RELATIONS OFFICER
- 20+ years biotech corporate development; disruptive technologies
- Start-up to public companies
- Multiple financings, IPO, M&A

Novel DiversitAb™ Platform for Developing Highly-Differentiated Immunotherapies

Robust, growing clinical-stage pipeline spanning multiple therapeutic areas

Vertical integration enables rapid, scalable development of multi-targeted products

Leveraged advanced genetic engineering & antibody science to develop Tc bovine-derived fully-human polyclonal antibodies

Established proof-of-concept through US Government funded programs & partnerships totaling ~$250MM

Strong corporate position with experienced leadership team and growing infrastructure



Innovative DiversitAb™ platform produces a new class of targeted fully-human, highly-potent polyclonal antibodies

Polyclonals: Broader Spectrum Efficacy Valuable in Range of Indications

FDA: CENTER FOR **DRUG** EVALUATION & RESEARCH (CDER)

Characterized Monoclonal Antibody


TARGET

mAb

Clones of a single antibody bind to a specific epitope

Monoclonal Approach

- Highly-targeted with specific activity
- Iterative Ab identification and selection process
- Selected and cloned *in vitro*
- Escape mutants under selective pressure
- Resistance may develop as pathogen/target mutates
- Current cocktail trend to address resistance

FDA: CENTER FOR **BIOLOGICS** EVALUATION & RESEARCH (CBER)

Plasma-Derived Polyclonal Antibodies


TARGET

pAbs

Natural mixture of many antibodies bind to multiple epitopes

Polyclonal Approach

- Diversity of antibodies with multiple modalities
- Naturally selected and produced *in vivo*
- Effective against escape mutants
- Reduced possibility of resistance
- Activates cellular immunity
- Synergistic properties not duplicated by mono- or oligoclonals

Robust Pipeline with Broad Therapeutic Reach

SAb BIOTHERAPEUTICS

	Candidate	Indication	Preclinical	Phase 1	Phase 2	Phase 3
Infectious Disease	SAB-176	SEASONAL INFLUENZA	Phase 1		Initiate Phase 2a Challenge Study 2Q2021 Phase 1 readout expected 4Q2021	
	SAB-185	POC: COVID-19 (USG FUNDED)	Phase 2/3 Adpative (ACTIV-2)			NIH/NIAID sponsored, conducted, funded
Autoimmune Disease	SAB-142	TYPE 1 DIABETES	IND-Enabling studies expected to begin 4Q2021			
	SAB-142	TRANSPLANT (INDUCTION/REJECTION)	IND-Enabling studies expected to begin 4Q2021			
	SAB-181	HUMAN IMMUNE GLOBULIN (IgG)	Pre-IND meeting discussion 4Q2021			

Government-funded clinical-stage program in Middle East Respiratory Syndrome (MERS) coronavirus

Ongoing discovery programs in oncology, infectious and idiopathic diseases

DiversitAb™: Multi-Dimensional Immunotherapies from Tc Bovine-Derived Human Antibody Platform

SAb BIOTHERAPEUTICS

Combinatorial mechanisms target diverse causes common to many human diseases

Polyclonal	*Activates full cell effector function and complement*	**Exceeds Targeted Neutralization**
Multi-valent	*Designed to bind to multiple targets, strains, or mutations*	**Specifically-Targeted Antibodies**
Hyperimmunization	*Drives higher titers with elevated potency, avidity, improved function*	**Cross-Reactive & High Potency**
Strain Change	*Potential to introduce identically-produced new strain or antigen*	**Seasonal Therapeutic**
Admin. Route	*Expanding IV base formulations to IM, SC and inhaled forms*	**Clinical Flexibility & Patient Ease**

Multi-Pronged Business Strategy Powered by Novel Proprietary Platform

Opportunity to Create New Class of Immunotherapies

DiversitAb Platform

- **RAPID PROOF-OF-CONCEPT** (90 days to CGMP)
- **NATURAL HUMAN ANTIBODIES** (without human donors or serum)
- **MULTI-VALENT CAPABILITIES** (by nature, & by design-multiple targets in one product)
- **TARGET AGNOSTIC** (virus, bacteria, toxin, allergen)
- **SCALABLE, REPLICABLE, CONSISTENT PRODUCTION**

Product Development of Pipeline Assets:
Best-in-Class, First-in-Class & Unmet Needs

- Demonstrated clinical safety and efficacy
- Proof-of-platform with highly-mutating infectious disease
- Robust pipeline with broad therapeutic reach

Industry Partnering & Research Collaborations:
Monoclonal Discovery & Polyclonal Development/Production

- Multiple ongoing collaborations with global pharma
- Opportunities in monoclonal discovery, human immune globulins and therapeutic innovation

US Gov. Rapid Response Biodefense & Public Health Security:
Emerging Infectious Disease & Biothreats

- $143M awarded for rapid & pandemic response
- Recognized as only therapeutic platform to address priority pathogens by World Health Organization
- Demonstrated *in vivo* efficacy to >12 targets

SAb BIOTHERAPEUTICS

Versatile Antibody Platform with Ability to Capture Multiple Markets

Human Antibody Discovery & Development Engine, New Source for IgG, Therapeutic Production

Represents Multi Billion Dollar Market Opportunity

Polyclonal Antibody Development	-Human, targeted, high-potency -Multivalent, multi-targeted	• **Robust pipeline across multiple therapeutic areas** • **Potential to capture mAb, hIVIG, animal pAb markets and address unmet needs**
Human Immunoglobulin	-Offers large scale, consistently managed donor pool, genetically representing single human donor	• ***In vivo* data demonstrating comparability to approved SC product and potential benefits over human-derived**
Reagent Antibodies (Diagnostics)	-Fully Human -Rapid development -Specifically targeted	• **Current worldwide standard for Ebola and MERS** • **Low volume and high margin, unique capability**
Monoclonal Antibody Discovery	-Larger volume of antibodies -Greater diversity; higher affinity -Robust (ruminant) immune response	• **Multiple ongoing global pharma collaborations**

SAb BIOTHERAPEUTICS

SAb BIOTHERAPEUTICS

DIVERSITAB™ PLATFORM

DiversitAb™ Platform

SAb BIOTHERAPEUTICS

Advancing a new class of fully-human polyclonal Tc bovine-derived antibodies without the need for human serum

- Reliable, controlled, consistent production of diverse, high-titer, high-avidity, fully-human polyclonal antibodies
- Generated antibodies behave similarly to human-derived with ability to specifically target
- Proprietary immunization strategies and robust immune response drive extremely high potency
- Well-established and understood regulatory path as biologic through FDA-CBER
- Vertical integration enabling rapid, scalable development and production of multivalent products


TARGETED HIGH-POTENCY IMMUNOTHERAPY
PATHOGEN
ANTIGEN
HYPERIMMUNIZATION
TC BOVINE™
HUMAN ANTIBODIES
PURIFICATION

Genetically-Engineered Therapeutic Engine Leveraging Natural Human Immune Response

SAb BIOTHERAPEUTICS

Mimics way that nature synergistically targets human disease complexity



Antigen(s)

Bacteria (whole killed), viruses, toxins, pDNA, cell, human tissues (internally / externally sourced)


2603

Tc Bovine™

Transchromosomic bovine genetically engineered to produce fully human antibodies

Transferred full germline repertoire of human antibody response



Hyperimmunization

Tc Bovine inoculated with target antigen to generate immune response, driving titers beyond protective levels



Plasmapheresis

Antibodies collected in plasma



Purified Human Antibodies

Antibodies isolated through purification



Human Immunotherapy

Treatment or Prophylaxis

UPSTREAM PROCESS

DOWNSTREAM PROCESS (INDUSTRY STANDARD)

CONSISTENT AND SCALABLE PRODUCTION

*MATSUSHITA H, SANO A, WU H, WANG Z, JIAO J-A, KASINATHAN P, ET AL. (2015) SPECIES-SPECIFIC CHROMOSOME ENGINEERING GREATLY IMPROVES FULLY HUMAN POLYCLONAL ANTIBODY PRODUCTION PROFILE IN CATTLE. PLOS ONE 10(6): E0130699. DOI:10.1371/JOURNAL.PONE.0130699

Clinically-Demonstrated Proof-of-Platform

SAb BIOTHERAPEUTICS

Completed Government-Funded Phase 1 Clinical Trial

MIDDLE EAST RESPIRATORY SYNDROME CORONAVIRUS (MERS-COV)

Confirmation of human antibody attributes & behavior

- Baseline pharmacokinetics (PK) analysis completed with half-life of 28.5 days; identical to human-derived IgG
- No anti-drug antibodies detected despite long half-life
- No affinity ligand immunogenicity
- No immunogenicity to bovine plasma proteins

Well tolerated with no drug-related SAE's

- 38 healthy volunteers
- 6 cohorts, IV, escalating dose
- Dose range: 1.5 mg/kg to 50 mg/kg

Demonstrated Human Safety and Efficacy

Confirms Feasibility of Multi-dosing

High-dose therapy resulted in improved clinical parameters associated with reduced *M. hominis* burden following two subsequent infections



Open wound persisted ~7 years prior to treatment


Stopped SCIg
Surgery 1
Surgery 2
M.hominis/H.sapien (relative units)
Daptomycin
Valnemulin
Vanc/CTX
M. hominis/H. sapien (relative units)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Ramp Up (Apr - May)
Medium Dose (Jun - Sep)
High Dose (Oct - Jan)
Low Dose (Feb - Mar)
High Dose (Apr - Jun)
SAB-136 Treatment



Same area following treatment with SAB -136

BRIGHAM AND WOMEN'S HOSPITAL

HARVARD MEDICAL SCHOOL

JARED N SILVER, CAMERON D ASHBAUGH, JACOB J MILES, HUA WU, GREGORY T MARECKI, JOYCE K HWANG, JIN-AN JIAO, MARK ABRAMS, EDDIE J SULLIVAN, DUANE R WESEMANN, DEPLOYMENT OF TRANSCHROMOSOMAL BOVINE FOR PERSONALIZED ANTIMICROBIAL THERAPY, CLINICAL INFECTIOUS DISEASES, VOLUME 66, ISSUE 7, 1 APRIL 2018, PAGES 1116–1119

Efficacy Against Mutational Drift

Adaptive & Cross Reactive to Mutating Strains

Highly-Mutational Influenza Virus

BYAM PHYLOGENIC TREE


B/Phuket/3073/2013
Vaccination strain
B/Florida/04/2006
Challenge strain
2006
2017

SOURCE: NEXTFLU AT HTTPS://NEXTFLU.ORG/VIC/12Y/

100% Protection at All Dose Levels in Influenza Mouse Challenge

Antibodies produced to **B/Phuket/3073/2013** protected against **B/Florida/04/2006**


Survival
100
80
60
40
20
0
0 3 6 9 12 15 18 21
Day Post-Virus Exposure
****
100 mg/kg SAB-149
50 mg/kg SAB-149
24 mg/kg SAB-149
12.5 mg/kg SAB-149
Oseltamivir (75 mg/kg)
Placebo IVIg

Neutralization of Monoclonal Cocktail Escape Mutations

Polyclonal SAB-159 Neutralizes mAb Escape Mutants


PURIFIED ANTIBODY
IC50 (ng/mL)
1,000,000
100,000
10,000
1,000
100
10
mAb 1 (monoclonal)
mAb 2 (monoclonal)
mAb 1 + mAb 2 (oligoclonal)
SAB-159 (polyclonal)
TcB (polyclonal negative control)
* Escape (>10-fold relative to control virus)
Lower number more neutralizing
HANTAAN (PSV):
CONTROL VIRUS
SINGLE MUTANT (H304Y)
SINGLE MUTANT (K795Q)
DOUBLE MUTANT (BOTH)

PERLEY CASEY C., BROCATO REBECCA L., WU HUA, BAUSCH CHRISTOPH, KARMALI PRIYA P., VEGA JEREL B., COHEN MELANIE V., SOMERVILLE BRANDON, KWILAS STEVEN A., PRINCIPE LUCIA M., SHAMBLIN JOSHUA, CHIVUKULA PADMANABH, SULLIVAN EDDIE, HOOPER JAY W. ANTI-HFRS HUMAN IGG PRODUCED IN TRANSCHROMOSOMIC BOVINES HAS POTENT HANTAVIRUS NEUTRALIZING ACTIVITY AND IS PROTECTIVE IN ANIMAL MODELS, FRONTIERS IN MICROBIOLOGY,VOLUME 11, 2020, PAGE 832

SAb BIOTHERAPEUTICS

PIPELINE PROGRAMS

Highly-Potent: SAB-185 Exceeds Titers of Human Convalescent Plasma by 40X

SAb BIOTHERAPEUTICS


SARS-CoV-2 Live Virus (Munich Strain) Neutralization Evaluation
(PRNT100)
Titers per ml
7000
6000
5000
4000
3000
2000
1000
0
<20
160
6400
40X
HIGHER
NEUTRALIZING
TITERS
HYPERIMMUNIZATION
WITH WUHAN
SPIKE PROTEIN
Negative Control Antibody
Human Convalescent Plasma
SAB-185

WILLIAM B. KLIMSTRA. PH.D. DEPARTMENT OF IMMUNOLOGY ; MEMBER, CENTER FOR VACCINE RESEARCH; THE UNIVERSITY OF PITTSBURGH

SAB-185 Demonstrated High Neutralization Potency Against Mutants in Circulating Strains

In vitro Neutralization Potency Against VSV-SARS-CoV-2 Mutants



Wild type
% Relative Infection
Log10 pAb (ng/ml)
SAB-185 Lot 1
SAB-185 Lot 5
SAB-185 Lot 6
Negative control hIgG
2H04
N501Y E484K
D614G
E484K
N501Y
S477N



SAB-185
Late-Stage Clinical Product
LOT 6
Wild-type
D614G
N501Y *
E484K **
S477N
with low neutralization ability
2000
4000
6000

* UK variant & South Africa variant '501.V2'
** E484K (South Africa variant '501.V2'

WASHINGTON UNIVERSITY SCHOOL OF MEDICINE–ST. LOUIS; 15 JAN 2021

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Addresses Escape Mutants: SAB-185 Superior to Monoclonal Antibody

Selection for VSV-SARS-CoV-2 Wild Type Escape Mutation



No Antibody
SAB-185 Targeted High-Potency Polyclonal Mixture
Monoclonal Ab
LOT 1
LOT 5
LOT 6
2H04
E484K
E484A
F486S
No Escape Mutants
Escape Mutants

WASHINGTON UNIVERSITY SCHOOL OF MEDICINE–ST. LOUIS; 15 JAN 2021

SAb BIOTHERAPEUTICS

Overcomes Resistance: SAB-176 Demonstrated *In Vivo* Efficacy Against Oseltamivir-Resistant Viruses

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Single dose of SAB-176 at 5mg/kg provided 100% protection from mortality
Mice treated with anti-Flu hIVIG at 20mg/kg had 0% survival

In-vivo Oseltamivir Resistant pH1N1 Mouse Challenge Study
Intraperitoneal Treatment


Percent survival
100
80
60
40
20
0
0
3
6
9
12
15
18
21
Day Post-Virus Exposure
SAB-176 - 5 mg/kg ****
SAB-176 - 10 mg/kg ****
SAB-176 - 20 mg/kg ****
anti-Flu hIVIG - 5 mg/kg
anti-Flu hIVIG - 10 mg/kg
anti-Flu hIVIG - 20 mg/kg
Placebo - 20 mg/kg
Oseltamivir - 10 mg/kg/d

UtahState University
JUNE 2019

SAB-142: Potential Breakthrough Applicable to Many Autoimmune Diseases

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Superior to Widely-Used Animal Serum-Derived Immune Globulins ATGAM & Thymoglobulin

Limitations of approved animal serum-derived ATG products:

- Serum sickness and development of anti-drug antibodies (ADA) have limited use
- Rates of serum sickness are >30% so repeat dosing is not recommended
- Physicians reserve use for transplant induction or rejection – but not both
- These issues limit use in new indications such as delaying/preventing onset of type 1 diabetes

Human alternative could have **significant efficacy, safety, and dosing advantages** over ATG animal products

In the **established transplant market**, a fully-human ATG with reduced risk of serum sickness AEs could **rapidly penetrate and expand existing use**

Significant market potential in delaying or preventing new-onset type 1 diabetes based on Phase 2 clinical trial results of rabbit ATG

SAB-142: Comparable Mode of Action to Approved Products


Tc Bovine Human-PB, Rabbit THYMO-AF488, Equine ATGAM-AF488 and Anti-CD3-APC
SAB-142
Q9
0
Q10
99.7
Q12
0.049
Q11
0.26
RABBIT THYMO-AF488
Q9
0.091
Q10
99.7
Q12
0.14
Q11
0.096
EQUINE ATGAM-AF488
Thymoglobulin
Anti-thymocyte Globulin (Rabbit)
Atgam
250 mg protein

Single-dose rATG Shows Sustained Benefit in Type 1 Diabetes Over Two Years

SAb BIOTHERAPEUTICS


A
C-Peptide AUC Mean Over Time By Treatment Group
Placebo - Mean & 95% CI
ATG Only - Mean & 95% CI
ATG & GCSF - Mean & 95% CI
Time on Study (months)
B
Predicted Linear Population Mean of C-Peptide AUC Mean by Treatment (based on Mixed Model)
Treatment
Placebo
ATG Only
ATG & GCSF
Time on Study (months)

Highly-significant C-peptide Preservation vs Placebo up to two years post treatment (p=0.0005)


C
HbA1c Over Time by Treatment Group
Placebo - Mean & 95% CI
ATG Only - Mean & 95% CI
ATG & GCSF - Mean & 95% CI
Time on Study (months)
D
Insulin Use (Units per kg) Over Time by Treatment Group
Placebo - Mean & 95% CI
ATG Only - Mean & 95% CI
ATG & GCSF - Mean & 95% CI
Time on Study (months)

Highly-significant reduction of HbA1c vs placebo up to two years post treatment (p=0.01)

"Head-to-head comparison testing suggests <SAB's> product should target the same cells as the currently approved products, and therefore should have ***similar beneficial effects...***

At the same time, the human IgG composition will ***avoid inducing serum sickness.*** *In addition to preventing the short-term insulin resistance and beta cell dysfunction, this will also* ***open the possibility of re-dosing*** *with this agent without inducing the major immune reaction that can occur with the current agents in the presence of pre-formed anti-rabbit antibodies."*

- Michael Haller, MD

Professor Pediatrics, Endocrinology; Type I Diabetes Researcher
SAB Scientific Advisory Board

MICHAEL J. HALLER ET AL. DIABETES 2019;68:1267-1276

Unlocking Full Potential of Antibodies for Treatment of Cancers

SAB's Human Polyclonal Antibodies Offer Many Potential Advantages as Cancer Therapies

Multi-targeting	Unique ability to simultaneously **target multiple modalities of cancer** in a single product
Multivalency	Leverages native immune response–polyclonal antibodies–with **multiple epitope binding to address mutation**
Metastasis Prevention	Literature* suggests human polyclonal IVIG **antibodies may help prevent tumor metastases**
Effector Function	**Enhanced effector functions** (e.g., Antibody-Dependent Cellular Cytotoxicity)
Replicability	SAB's DiversitAb™ platform has successfully developed **antibodies against a variety of oncology targets**

** Fishman et al. Int J Oncol. 2002 Oct;21(4):875-80.*

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SAB pAbs Show Increased Binding Compared to mAb at Same Target Concentrations

Comparative PD-L1 Cell Binding Analysis


Atezolizumab
(Commercial mAb)
MC38
COLO205
Atezo anti-PD-L1
humanized IgG1
Fc-deficient
MC38: Hu PD-L1
MDA-MB-231
#Events
600
500
400
300
200
100
10^4
10^5
10^6
10^7
SAB pAbs
(PD-L1 targeted)
MC38
COLO205
MC38: Hu PD-L1
MDA-MB-231
#Events
500
400
300
200
100
10^4
10^5
10^6
10^7

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Scaled Infrastructure & Capacity

SAb BIOTHERAPEUTICS


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INTERNATIONAL
Tc Bovine & Plasma Production Facility


SAb
BIOTHERAPEUTICS
Plasma Purification Suite (50L)


Manufacturing Facility (200L)

Multiple Upcoming Catalysts through YE2022

- ✓ **Proof-of-concept** established for DiversitAb™ Platform
- **SAB-176** for seasonal influenza Phase 2a Challenge study initiation expected **2Q2021**
- **SAB-185** for COVID-19 Phase 1/1b readout expected in **4Q2021**
- **SAB-176** for seasonal influenza Phase 1 and Phase 2a Challenge study readouts expected in **4Q2021**
- **SAB-142** for Type 1 Diabetes and Transplant IND-Enabling studies expected to begin **4Q2021**
- **SAB-181** for IgG pre-IND meeting expected in **4Q2021**
- **SAB-162** oncology proof-of-concept data expected in **1H2022**

Transaction Overview

Sources & Uses

Sources	Amount
Cash Held in SPAC Trust [1]	$116,150,000
SAB Shareholder Equity Rollover	$300,000,000
Big Cypress Sponsor Shares	$27,205,562
Total Sources	**$443,355,562**

Uses	Amount
SAB Shareholder Equity Rollover	$300,000,000
Big Cypress Sponsor Shares	$27,205,562
Cash to Balance Sheet [1]	$111,150,000
Assumed Transaction Expenses	$5,000,000
Total Uses	**$443,355,562**

Notes:
1. Assumes no redemptions;
2. Shares issued as of transaction close; Not giving effect to 6M private and public warrants striking at $11.50/share; Excludes potential future effect of 12M total earnout shares issued to SAB and 0.59M earnout shares issued to the sponsor that are subject to the earnout milestones being achieved; Excludes vested/unvested employee stock options
3. Pro forma cash calculated as SAB's projected Q3'21 net cash balance of $6.9M, and transaction proceeds of approximately $111M Includes an illustrative $5M in transaction expenses. Transaction expenses are estimated, and expense figures will not be final until transaction close

Pro Forma Valuation

Particulars	Amount
Share Price	$10.10
Pro Forma Shares Outstanding [1 2 3]	43,896,590
Pro Forma Equity Value	**$443,355,562**
(-) PF Cash [1 3 4]	$117,975,000
Pro Forma Enterprise Value	**$325,380,562**

Pro Forma Ownership


SAb Shareholders
Big Cypress Public Shareholders
Big Cypress Sponsor
6%
26%
68%

SAb BIOTHERAPEUTICS